Short-Term Debt	12 Months Ended
Dec. 31, 2015
Short-term Debt [Abstract]
Short-Term Debt
Short-term debt

Short-term debt consists of the following at year-end:

	2015	2014
Revolving Credit Facility (i)	$2,500	$—
Bank overdrafts	—	528
Other short-term loans (ii)	—	32,000
	$2,500	$32,528

(i)	Revolving Credit Facility

The Company entered into revolving credit facilities in order to borrow money from time to time to cover its working capital needs and for other general corporate purposes.

On July 30, 2015, ADBV renewed its committed revolving credit facility with Bank of America, N.A. (BOFA), as lender, for up to $50 million maturing on August 3, 2016. Each loan made to ADBV under this agreement will bear interest at an annual rate equal to LIBOR plus 2.75%. Interest on each loan will be payable on the date of any prepayment, at maturity and on a quarterly basis, beginning with the date that is three calendar months following the date the loan is made.

In addition, on August 31, 2015, effective as from October 1, 2015, ADBV entered into a revolving credit facility with JPMorgan Chase Bank, N.A, for up to $25 million maturing on October 1, 2016. Each loan made to ADBV under this agreement will bear interest at an annual rate equal to LIBOR plus 2.25%. Interest on each loan will be payable at maturity and on a quarterly basis, beginning with the date that is three calendar months following the date the loan is made. As of December 31, 2015, the Company had borrowed $2.5 million under the revolving credit facility. This loan matures during January 2016.

10.    Short-term debt (continued)

Revolving Credit Facility (continued)

The obligations of ADBV under the revolving credit facilities are jointly and severally guaranteed by certain of the Company’s subsidiaries on an unconditional basis. Furthermore, the agreements include customary covenants including, among others, restrictions on the ability of ADBV, the guarantors and certain material subsidiaries to: (i) incur liens, (ii) enter into any merger, consolidation or amalgamation; (iii) sell, assign, lease or transfer all or substantially all of the borrower’s or guarantor’s business or property; (iv) enter into transactions with affiliates; (v) engage in substantially different lines of business; (vi) engage in transactions that violate certain anti-terrorism laws; and (vii) permit the consolidated net indebtedness to EBITDA ratio to be greater than 3.5 to 1 on the last day of any fiscal quarter of the borrower. The revolving credit facilities provide for customary events of default, which, if any of them occurs, would permit or require the lender to terminate its obligation to provide loans under the revolving credit facilities and/or to declare all sums outstanding under the loan documents immediately due and payable.

The Company was not in compliance with the net indebtedness to EBITDA ratio under the revolving credit facility with BOFA as of June 30, 2014. At such date the ratio was 2.73.  On July 28, 2014, the revolving credit facility was amended to change the consolidated net indebtedness to EBITDA ratio (as defined therein) requirement from 2.5 to 1 to 3.0 to 1. As from that date, the ratio was in compliance. On July 30, 2015, the Company agreed upon with BOFA to modify the consolidated net indebtedness to EBITDA ratio to 3.5 to 1.

As of December 31, 2015, the mentioned ratio was 2.58 and thus the Company is currently in compliance with the ratio requirement under both revolving credit facilities.

(ii)	As of December 31, 2014, comprised of a loan granted by Citibank in Colombia totaling $32 million. This loan matured in January 2015 and accrued interest at a weighted-average annual rate of 2.34%.